SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549

                                    FORM 8-K


                                 CURRENT REPORT



     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): April 25, 2002

                              DELCATH SYSTEMS, INC.
             (Exact name of registrant as specified in its charter)


        Delaware                     001-16133                   06-1245881
      (State or other          (Commission File Number)        (IRS Employer
jurisdiction ofincorporation)                                Identification No.)



                 1100 Summer Street, Stamford, Connecticut 06905
              (Address of principal executive offices and zip code)


       Registrant's telephone number, including area code: (203) 323-8668


                                       N/A
          (Former name or former address, if changed since last report)


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Item 4. Changes in Registrant's Certifying Accountant

     (a) Not applicable.

     (b) On April 25, 2002, Delcath Systems, Inc. (the "Company") engaged Richard A. Eisner & Company,LLP, New York, New York, as the Company's independent auditor.


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




                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                DELCATH SYSTEMS, INC.


                                By:              /s/ M. S. KOLY
                                    --------------------------------------
                                    M. S. Koly
                                    President and Chief Executive  Officer


Date: May 1, 2002



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